UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 27, 2017 (August 17, 2017)

THE GO ECO GROUP
(Formally Liberated Energy, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-55177
(Commission File No.)

15 Elvis Boulevard
Chester, New York 10918
(Address of principal executive offices and Zip Code)

(845) 610-3817
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02                 UNREGISTERED SALE OF EQUITY SECURITIES.

On August 17, 2017, we authorized the issuance of 1,000,000 restricted shares of our common stock to Wexford Partners, LP and 1,000,000 restricted shares of our common stock to Lisa Robin Savin. The shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. Wexford Partners, LP and Lisa Robin Savin were furnished with the same information that could be found in Part I of a Form S-1 registration statement and Wexford Partners, LP and Lisa Robin Savin are sophisticated persons in that each was knowledgeable about our business and was capable of reading, interpreting, and understanding the financial information furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of September 2017.

THE GO ECO GROUP

BY:	BRIAN CONWAY
Brian Conway
President, Director, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors